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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                November 18, 1999



                          COYOTE NETWORK SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    1-5486                     36-2448698
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



               4360 Park Terrace Drive Westlake Village, CA 91361
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                     Address of principal executive offices


                                 (818) 735-7600
                      -------------------------------------
                         Registrant's Telephone Number,
                               Including area code



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Item 5.  Other Events

      On November 18, 1999, the Securities and Exchange Commission advised the Company that the previously disclosed staff inquiry has been terminated and that no enforcement action has been recommended by the Commission.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 1, 1999          COYOTE NETWORK SYSTEMS, INC.


                                 By:  /s/ Brian A. Robson
                                      ----------------------------
                                      Brian A. Robson
                                      Executive Vice President,
                                      Chief Financial Officer and Secretary

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